Acquisitions	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Acquisitions

3.	Acquisitions

We completed the acquisitions of Medicity Inc. ("Medicity"), Prodigy Health Group ("Prodigy"), Genworth's Medicare Supplement business and related blocks of in-force business and PayFlex Holdings, Inc. ("PayFlex") in 2011, and Horizon Behavioral Services, LLC (“Horizon”) in 2009. Each of these acquisitions was funded using available resources. Refer to Note 7 on page 77 for additional information.

•	Horizon Behavioral Services, LLC
In 2009, we acquired Horizon, a leading provider of employee assistance programs, for approximately $70 million, net of cash acquired. We recorded goodwill related to this transaction of approximately $56 million in 2009, of which $37 million will be tax deductible. All of the goodwill related to this acquisition was assigned to our Health Care segment.

•	Medicity Inc.
In January 2011, we acquired Medicity, a health information exchange company, for approximately $490 million, net of cash acquired.  We recorded goodwill related to this transaction of approximately $385 million, an immaterial amount of which will be tax deductible.  All of the goodwill related to this acquisition was assigned to our Health Care segment.

•	Prodigy Health Group
In June 2011, we acquired Prodigy, a third-party administrator of self-funded health care plans, for approximately $600 million, net of cash acquired.  We preliminarily recorded goodwill related to this transaction of approximately $446 million, of which approximately $52 million will be tax deductible.  All of the goodwill related to this acquisition was assigned to our Health Care segment.

•Genworth Financial, Inc.'s Medicare Supplement Business and Related Blocks of In-Force Business
In October 2011, we acquired Genworth's Medicare Supplement business and related blocks of in-force business for approximately $225 million, net of cash acquired. We preliminarily recorded $52 million of goodwill related to this transaction. The excess of the purchase price over the fair market value of the net assets we acquired, including goodwill, is tax deductible as a result of the transaction being treated as an asset purchase for tax purposes. All of the goodwill related to this acquisition was assigned to our Health Care segment.

•PayFlex Holdings, Inc.
In October 2011, we acquired PayFlex, one of the nation’s largest independent account-based health plan administrators, for approximately $200 million, net of cash acquired.  We preliminarily recorded goodwill related to this transaction of approximately $147 million, an immaterial amount of which will be tax deductible. All of the goodwill related to this acquisition was assigned to our Health Care segment.